SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004

                                   FORM 8-K

                                CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) August 19, 1997
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                      Commission File Number 1-5324
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                           NORTHEAST UTILITIES
                          --------------------
         (Exact name of registrant as specified in its charter)


                MASSACHUSETTS                 04-2147929
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


    174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
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           (Address of principal executive offices)        (Zip Code)


                             (413) 785-5871
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          (Registrant's telephone number, including area code)


                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)

Item 5. Other Events

     Mr. Michael G. Morris has been appointed chairman, president and chief executive officer of Northeast Utilities by its Board of Trustees, effective August 19, 1997. Mr. Morris was formerly president and chief executive officer of Consumers Energy Company, the electric and gas utility subsidiary of CMS Energy Corporation, as well as executive vice president and director of CMS Energy. Prior to joining CMS Energy, Mr. Morris was president of Colorado Interstate Gas Company, a subsidiary of Coastal Corporation. He was recently named to the Board of the Institute of Nuclear Power Operations.

     Mr. Morris succeeds Bernard M. Fox, who announced on February 20, 1997 his intention to retire from Northeast Utilities upon the appointment of his successor.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTHEAST UTILITIES
                                    -------------------
                                        Registrant




Date  August 21, 1997             By /s/John B. Keane
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                                   John B. Keane
                                   Vice President and Treasurer